Independent Auditors' Report


To the Shareholders and Board of
Directors of
Intermediate Muni Fund, Inc.:

In planning and performing our
audit of the financial statements
of the Intermediate Muni Fund,
Inc. (the "Fund") for the year
ended December 31, 2001, we
considered its internal control,
including control activities for
safeguarding securities, in order
to determine our auditing
procedures for the purpose of
expressing our opinion on the
financial statements and to
comply with the requirements
of Form N-SAR, not to provide
assurance on the internal control.

The management of the Fund is
responsible for establishing and
maintaining internal control.  In
fulfilling this responsibility,
estimates and judgments by
management are required to
assess the expected benefits
and related costs of controls.
Generally, controls that are
relevant to an audit pertain to
the entity's objective of
preparing financial statements
for external purposes that are
fairly presented in conformity
with accounting principles
generally accepted in the
United States of America.
Those controls include the
safeguarding of assets against
unauthorized acquisition,
 use, or disposition.

Because of inherent
limitations in internal
control, error or fraud may
occur and not be detected.
Also, projection of any
evaluation of internal control
to future periods is subject to
the risk that it may become
inadequate because of
changes in conditions or
that the effectiveness of
the design and operation
may deteriorate.

Our consideration of
the internal control
would not necessarily
disclose all matters in
the internal control that
might be material
weaknesses under standards
established by the American
Institute of Certified Public
Accountants.  A material
weakness is a condition in
which the design or operation
of one or more of the
internal control components
does not reduce to a
relatively low level the
risk that misstatements
caused by error or fraud
in amounts that would be
material in relation to the
financial statements being
audited may occur and not be
detected within a timely period by
employees in the normal course
of performing their assigned
functions.  However, we noted no
matters involving the internal control
and its operation, including controls
for safeguarding securities that we
consider to be material weaknesses
as defined above as of December
31, 2001.

This report is intended solely for
the information and use of management,
the Board of Directors of the Fund, and
the Securities and Exchange Commission
and is not intended to be and should not be used by anyone other than these specified parties.



New York, New York
February 8, 2002